Certain confidential material contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934.

                     CONFIDENTIAL LETTER OF UNDERSTANDING

November 1, 1996

To:       Patrick McNallen

From:     John Kaiser


The following summarizes the terms we agreed to for the manufacture of the IOS system. These terms modify the April 18, 1996 letter of understanding (the "April 18 Letter") as well as the final six months of the Initial 8 Month Forecast, as the latter term is defined in the original contract between our two companies.

1. The instrument units for the final six months of the Initial 8 Month Forecast are modified to be:

          September 1996      [   ] instrument units
          October             [   ]
          November            [   ]
          December            [   ]
          January 1997        [   ]
          February            [   ]

2. Biocircuits will pay KMC Systems $25,000 after this letter agreement is finalized.

3. The December 31, 1997 expiration date of the warrant, as defined in paragraph 3 of the April 18 Letter, is extended by six months to June 30, 1998.

4. The dates of December 2-13, 1997, as defined in paragraphs 4, 5 and 6 of the April 18 Letter, are now changed to June 2-13, 1998.

5. The December 31, 1998 date, as defined in paragraphs 5 and 6 of the April 18 Letter, is now changed to June 30, 1999.

6. The January 1, 1998 date for the possible issuance of 50,000 additional shares, as contemplated in paragraph 6 of the April 18


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Letter, is now changed to July 1, 1998 with a June 30, 1999 expiration date.
The market price for determining the exercise price of those shares will be defined as the average closing price for the ten trading days prior to July 1, 1998.

7. If the TSH assay is not cleared by the U.S. Food and Drug Administration and launched by Biocircuits on or before January 31, 1997, then the expiration date of the warrant shall be extended by an additional six months and all dates in paragraphs 3-6 shall be adjusted accordingly.

8.   All other terms and conditions of the April 18 Letter remain unchanged.


Signed:        /s/ Patrick W. McNallen
               -----------------------
               Patrick W. McNallen
               Vice President/General Manager
               KMC Systems, Inc.

Signed:        /s/ John Kaiser
               ----------------
               John Kaiser
               President & CEO
               Biocircuits Corporation


                            CONFIDENTIAL TREATMENT REQUESTED